SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement              [ ] Confidential, for Use of
                                                 the Commission Only (as
                                                 permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                         Jacksonville Bancorp, Inc.
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           (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
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         0-11.
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing
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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange
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paid previously. Identify the previous filing by registration statement
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     (1) Amount previously paid:

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                        [Jacksonville Bancorp logo]







                                                             December 22, 2000



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Jacksonville Bancorp, Inc. The meeting will be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas, on Tuesday, January 23, 2001 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Jacksonville Bancorp, Inc., are sincerely appreciated.


                                   Sincerely,

                                   /s/ Jerry M. Chancellor

                                   Jerry M. Chancellor
                                   President and Chief Executive
                                   Officer




                          JACKSONVILLE BANCORP, INC.
                         Commerce and Neches Streets
                          Jacksonville, Texas 75766
                              (903) 586-9861

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on January 23, 2001

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Jacksonville Bancorp, Inc., ("Company") will be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas on Tuesday, January 23, 2001, at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1. To elect two directors of the Company for a three-year term and until their successors are elected and qualified;

     2. To ratify the appointment of Henry & Peters, P.C. as the Company's independent auditors for the fiscal year ending September 30, 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed December 8, 2000 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Sandra Thompson

                              Sandra Thompson
                              Secretary


December 22, 2000
Jacksonville, Texas




                          JACKSONVILLE BANCORP, INC.

                             _________________

                              PROXY STATEMENT

                             _________________


                       ANNUAL MEETING OF STOCKHOLDERS

                              January 23, 2001

General

     This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas, on Tuesday, January 23, 2001, at 10:00 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 22, 2000.

Voting Rights

     Only the holders of record of the outstanding shares of the common stock, $0.01 par value per share, of the Company ("Common Stock") at the close of business on December 8, 2000 (the "Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 1,952,712 shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. The proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

Proxies

     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies.

                                      1



     If no instructions are indicated, such proxies will be voted FOR the nominees for director described herein, FOR ratification of the appointment of independent auditors, and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. Any holder of Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence.

     A Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Jacksonville Bancorp, Inc., Commerce and Neches Streets, Jacksonville, Texas 75766, Attention: Secretary.


             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                   AND FOR DIRECTORS WHOSE TERMS CONTINUE

Election of Directors

     The Bylaws of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible, and that the members of each class of directors are to be elected for a term of three years and until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect two directors of the Company for a three-year term and until their successors are elected and qualified. The nominees for election as directors were selected by the Nominating Committee of the Board of Directors and, each nominee currently serves as a director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, other than that W. G. Brown and Dr. Joe Tollett are cousins and that Robert F. Brown is the son of W. G. Brown.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

     The following tables present information concerning each nominee for director and each director whose term continues and reflects his tenure as a director of the Company (including service as a director of Jacksonville Savings Bank ("Jacksonville" or the "Bank")), his principal occupation during the past five years as well as the number of shares of Common Stock beneficially owned by each such person as of the Voting Record Date. Except for Jerry Hammons, each nominee and each director has been a director of the Company since its formation in 1996.

                                      2



         NOMINEES FOR DIRECTORS FOR THREE-YEAR TERMS EXPIRING IN 2004


                                                      Common Stock Beneficially
                                                       Owned as of December 8,
                                                               2000(1)
                                                      --------------------------
                      Position with  the Company      Company
                       and Principal Occupation       Director
Name            Age*  During the Past Five Years       Since      No.       %
--------------------------------------------------------------------------------

Ray W. Beall     73   Director, Retired, formerly      1996    25,552(2)   1.18%
                      senior executive for Beall's
                      Department Store.


Robert F. Brown  52   Director; Vice Chairman of       1996    19,962(3)   0.92%
                      the Board of the Company
                      since December 1999; and
                      Director of the Bank since
                      1995. Chief Executive
                      Officer, Brown Lumber
                      Industries, Jacksonville,
                      Texas, since 1994.




    The Board of Directors recommends that you vote FOR the election of the nominees for director.


                    DIRECTORS WITH TERMS EXPIRING IN 2002


                                                      Common Stock Beneficially
                                                       Owned as of December 8,
                                                               2000(1)
                                                      --------------------------
                      Position with  the Company      Company
                       and Principal Occupation       Director
Name            Age*  During the Past Five Years       Since      No.       %
--------------------------------------------------------------------------------

Charles
Broadway         67   Director of the Company and      1996    65,110(4)   3.01%
                      Director of the Bank since
                      1981. President and Chief
                      Executive Officer of the
                      Company and the Bank until
                      July 1, 1996.

W.G. Brown       85   Chairman of the Board and        1996    77,168(5)   3.56%
                      Director of the Company; and
                      Director of the  Bank since
                      1953. Owner of Brown Lumber
                      Industries, Jacksonville,
                      Texas.

Jerry Hammons    57   Director of the Company;         1999    33,882(6)   1.56%
                      Director of the Bank since
                      January 1998. Senior Vice
                      President of Jacksonville
                      Savings Bank since June 1996,
                      First Vice President of
                      Jacksonville Savings Bank
                      since October 1993.


                                      3



                    DIRECTORS WITH TERMS EXPIRING IN 2003


                                                      Common Stock Beneficially
                                                       Owned as of December 8,
                                                               2000(1)
                                                      --------------------------
                      Position with  the Company      Company
                       and Principal Occupation       Director
Name            Age*  During the Past Five Years       Since      No.       %
--------------------------------------------------------------------------------

Jerry M.
Chancellor       59   Director, President and Chief    1996    59,627(7)   2.75%
                      Executive Officer of the
                      Company and the Bank.
                      Executive Vice President
                      (from 1983 until 1996) of the
                      Bank.

Bill W. Taylor   60   Director, Chief Financial        1996    67,596(8)   3.12%
                      Officer and Executive Vice
                      President of the Company and
                      the Bank.  Director and
                      Senior Vice President of the
                      Bank since 1984.


Dr. Joe          73   Director; Retired pediatrician.  1996    40,408(9)   1.87%
Tollett               Director of the Bank since
                      1973.


____________________________
*    As of December 8, 2000.

(1) As previously indicated, pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) Includes, in the case of Mr. Beall, 647 shares of restricted stock held in the Company's 1996 MRP and allocated to Mr. Beall and 14,247 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date.

(3) Includes, in the case of Mr. Robert F. Brown, 7,462 shares held jointly with his wife and 10,000 shares held in trust for his children.

                           (Footnotes continue on following page)

                                      4



(Footnotes continued from previous page)

(4) Includes, in the case of Mr. Broadway, 15,947 shares held jointly with his wife, 1,511 shares of restricted stock held in the Company's 1996 MRP and allocated to Mr. Broadway, 34,097 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date and 5,522 shares allocated to his account in the ESOP.

(5) Includes, in the case of Mr. W. G. Brown, 282 shares held as custodian for Mr. Brown's grandchildren, 35,446 shares held by a company which Mr. Brown owns, 24,886 shares held in a family trust, 647 shares of restricted stock held in the Company's 1996 MRP and allocated to Mr. Brown and 14,247 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date.

(6) Includes, in the case of Mr. Hammons, 2,834 shares held jointly with his wife, 1,200 shares held by his wife, 1,100 shares of restricted stock held in the Company's 1996 MRP and allocated to Mr. Hammons, 15,069 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date and 5,461 shares allocated to his account in the ESOP.

(7) Includes, in the case of Mr. Chancellor, 2,404 shares of restricted stock held in the Company's 1996 MRP and allocated to Mr. Chancellor, 33,390 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date and 7,370 shares allocated to his account in the ESOP.

(8) Includes, in the case of Mr. Taylor, 808 shares held jointly with Mr. Taylor's children, 383 shares held jointly with his wife, 2,281 shares of restricted stock held in the Company's 1996 MRP and allocated to Mr. Taylor, 35,130 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date and 6,507 shares allocated to his account in the ESOP.

(9) Includes, in the case of Dr. Tollett, 9,030 shares held in trust with his wife, 3,804 shares held by a limited partnership, 3,630 shares owned by his wife, 647 shares of restricted stock held in the Company's 1996 MRP and allocated to Dr. Tollett and 14,247 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date.

                                      5


                 THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Regular meetings of the Board of Directors of the Company are held once a month and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were 13 meetings of the Board of Directors of the Company held during fiscal 2000. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during fiscal 2000 and the total number of meetings held by all committees of the Board on which the director served during such year, except W. G. Brown who attended 62% of the meetings.

     The Company's business is primarily conducted through Jacksonville Savings Bank, a Texas-chartered savings bank and a wholly owned subsidiary of the Company. The Board of Directors of Jacksonville has established various committees, including Audit, Investment, REO Disposition and Compensation committees.

     The Audit Committee currently consists of Messrs. Beall, Robert F. Brown, Broadway and Dr. Tollett. The members are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. The Audit Committee meets on an as needed basis and met twice in fiscal 2000. On June 13, 2000, the Board of Directors adopted an Audit Committee Charter in the form attached hereto as Appendix A.


Report of the Audit Committee

     The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

                              Ray W. Beall
                              Dr. Joe Tollett
                              Robert F. Brown
                              Charles Broadway


                                      6



     The Board of Directors generally reviews and makes recommendations with respect to investment policies and practices. In the absence of such Board action, the Investment Committee, currently consisting of Messrs. Chancellor and Taylor and Dr. Tollett, has the authority to act in such capacity. In fiscal 2000, there were twelve meetings of the Investment Committee.

     The Compensation Committee reviews and makes recommendations to the Board on employee salaries. The Compensation Committee currently consists of Messrs. Beall, Chancellor, Taylor, Robert F. Brown and Dr. Tollett. The Compensation Committee meets on an as needed basis and met once in fiscal 2000.

     The entire board of directors serves as the Nominating Committee and each year nominates individuals for election as directors of the Company. The Nominating Committee met one time during fiscal 2000. The Nominating Committee will consider nominations made by shareholders in conformance with the Company's Articles of Incorporation.

Stockholder Nominations

     Article VII.D. of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations to be made by the Board of Directors, or committee appointed by the Board, or by a stockholder who has complied with the notice provisions in that section. Article VII.D. provides that stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the Secretary of the Company not later than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders; and with respect to a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

     The stockholder's notice must set forth as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company's stock which are Beneficially Owned (as defined in the Exchange Act) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Exchange Act. The stockholder's notice must also set forth as to the stockholder giving the notice (i) the name and address, as they appear on the Company s books, of such stockholder and any other stockholders known to be supporting the nominees and (ii) the class and number of shares of the Company stock which are Beneficially Owned by the stockholder on the date of the stockholder's notice and, to the extent known, by any other stockholders known by such stockholder to be supporting the nominees on the date of such stockholder notice.

                                     7




                             BENEFICIAL OWNERSHIP

     The following table sets forth information as to the Common Stock beneficially owned, as of December 8, 2000, by the only persons or entities known to the Company to be the beneficial owners of more than 5% of the Common Stock and by all directors and officers of the Company as a group.


Name of Beneficial Owner       Amount And Nature of
or Number of Persons in       Beneficial Ownership(1)        Percent of Class
       Group
------------------------      -----------------------        ----------------
Jacksonville Bancorp, Inc.           202,048(2)                  9.33%
Employee Stock Ownership
Plan Commerce and Neches
Streets Jacksonville,
Texas 75766



Directors:

Jerry M. Chancellor                    59,627                     2.75%

Bill W. Taylor                         67,596                     3.12%

Dr. Joe Tollett                        40,408                     1.87%

Ray W. Beall                           25,552                     1.18%

Robert F. Brown                        19,962                     0.92%

Charles Broadway                       65,110                     3.01%

W. G. Brown                            77,168                     3.56%

Jerry Hammons                          33,882                     1.56%

All directors and
officers of the
Company as a group                   389,305(3)                  17.97%
(eight persons)


___________________________________

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, and/or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

                                       (Footnotes continue on following page)

                                      8




(Footnotes continued from previous page)

     Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares.

     Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) The Jacksonville Bancorp, Inc., Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Jacksonville Bancorp, Inc., Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Broadway, Chancellor, Beall, and Dr. Tollett, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 104,943 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP Trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

(3) Includes in the case of all directors and officers of the Company as a group, (i) options to purchase 160,427 shares of Company Common Stock which may be exercised within 60 days of the Voting Record Date; (ii) 9,237 shares of Common Stock which are held in the Company's 1996 Management Recognition Plan ("MRP") and allocated to the accounts of directors and officers; and (iii) 24,860 shares of Common Stock allocated to the account of the officers in the Company's ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the Nasdaq National Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during the fiscal year ended September 30, 2000, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

                                      9



                           MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by Jacksonville for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer of Jacksonville and any other executive officer of Jacksonville who received salary and bonuses aggregating more than $100,000 during the last fiscal year.


================================================================================
                              Annual Compensation
--------------------------------------------------------------------------------

Name and Principal   Fiscal                       Other Annual       All Other
Position             Year      Salary    Bonus   Compensation(1)    Compensation
--------------------------------------------------------------------------------

Jerry M. Chancellor  2000    $112,620   $37,980        --            $21,008(2)
 President and       1999     107,727    25,286        --             32,962
 Chief Executive     1998     115,406    26,089        --             33,945
 Officer

--------------------------------------------------------------------------------

Bill W. Taylor       2000    $ 91,656   $30,920        --            $20,341(3)
 Executive Vice      1999      87,702    20,586        --             36,155
 President and       1998      96,056    21,241        --             37,194
 Chief Financial
 Officer

--------------------------------------------------------------------------------

Jerry Hammons        2000    $ 79,980   $26,985        --            $22,138(4)
 Senior Vice         1999      76,248    17,686        --             30,808
 President           1998      84,116    18,249        --             32,486

================================================================================

___________________________________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues. The costs to Jacksonville of providing such benefits to the named executive officer during the year ended September 30, 2000 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(2) Includes (i) a premium of $4,602 paid to fund a deferred compensation plan, (ii) a matching contribution of $4,518 from Jacksonville pursuant to a defined contribution thrift plan and (iii) 827 shares allocated to Mr. Chancellor's account in the Company's ESOP which shares had a market value of $11,888 at September 29, 2000, based on a share price of $14.375.

(3) Includes (i) a premium of $5,451 paid to fund a deferred compensation plan, (ii) a matching contribution of $3,677 from Jacksonville pursuant to a defined contribution thrift plan and (iii) 780 shares allocated to Mr. Taylor's account in the Company's ESOP which shares had a market value of $11,213 at September 29, 2000, based on a share price of $14.375.

(4) Includes (i) a premium of $9,614 paid to fund a deferred compensation plan, (ii) a matching contribution of $3,209 from Jacksonville pursuant to a defined contribution thrift plan and (iii) 648 shares allocated to Mr. Hammons' account in the Company's ESOP which shares had a market value of $9,315 at September 29, 2000, based on a share price of $14.375.

                                     10



Option Grants

     No options were granted to the named executive officers during the year ended September 30, 2000.


Aggregated Option Exercises And Fiscal Year End Option Values

     The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's stock option plans by the named executive officers during the year ended September 30, 2000 and options held at September 30, 2000.

            Shares                     Number of          Value of Exercisable
           Acquired     Value     Exercisable Options      Options at Fiscal
Name      on Exercise  Realized   at Fiscal  Year End         Year End(1)
--------------------------------------------------------------------------------

                                               Not                       Not
                                Exercisable Exercisable  Exercisable Exercisable
                                ----------- -----------  ----------- -----------
Jerry M.
Chancellor   --          --       27,380      12,020       $100,041    $21,035

Bill W.
Taylor       --          --       29,427      11,406       $120,170    $19,960

Jerry
Hammons      --          --       12,319       5,500       $ 44,244    $ 9,625

________________________

(1) Calculated by determining the difference between the per share market price of the Common Stock underlying the options as of September 29, 2000 ($14.375), and the exercise prices of $7.05 and $12.625 of the options granted pursuant to the 1994 and 1996 stock option plans, respectively.

Employment Agreements

     The Company has entered into employment agreements with Messrs. Chancellor and Taylor (the "Executives"). The employment agreements provide each officer with a three-year term of employment subject to additional one-year extensions at the discretion of the Board of Directors.

     The employment agreements are terminable with or without cause by the Company. The Executives have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Company for cause, disability, retirement or death. However, in the event that (i) an Executive terminates his employment because of failure of the Company to comply with any material provision of the employment agreement or (ii) the employment agreement was terminated by an Executive for Good Reason, as defined, an Executive would be entitled to 3.00 or 2.99 times, respectively, the average annual compensation, as defined, paid to him by the Company during the five most recent taxable years ending during the calendar year in which the notice of termination occurs or such portion of such period in which the Executive served as an employee of the Company as well as continued participation in employee benefit plans of the Company until the expiration of the remaining term of employment. "Good Reason" is generally defined in the employment agreements to include failure to comply with a material portion of the agreements or the assignment by the Company to the Executive of any duties which are materially

                                     11



inconsistent with the Executive's positions, duties, responsibilities and status with the Company prior to a change of control of the Company.

     The employment agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment by the Executive following a change in control are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder would be reduced, in the manner determined by the Company, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Company for federal income tax purposes. Excess parachute payments generally would be defined as payments in excess of three times the recipient's average annual compensation from the Company includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the Company or other triggering events occurred ("base amount"). A recipient of excess parachute payments is subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount would not be deductible by the Company as compensation expense of federal income tax purposes.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management does not believe that the terms thereof would have a significant anti-takeover effect.

Directors' Compensation

     During the fiscal year ended September 30, 2000, each member of the Board of Directors was paid $700 for each Board meeting of the Bank attended, and $150 for each Company meeting attended. Committee members otherwise do not receive any fees for committee meetings.

     Outside directors also received $275 per loan committee meeting. All directors receive an annual director's fee of $2,000 as director of JS&L Corporation, the wholly owned subsidiary of Jacksonville Savings Bank.

     The Company also maintains the 1996 Stock Option Plan pursuant to which non-employee directors of the Company (other than Robert F. Brown) were granted options to purchase an aggregate of 24,276 shares of Common Stock at an exercise price of $12.625 per share. Shares vest over a period of five years, beginning on October 22, 1997. In addition, the Company maintains the 1996 MRP pursuant to which non-employee directors of the Company (other than Robert F. Brown) were granted an aggregate of 9,708 shares of restricted stock and Messrs. Broadway, Chancellor, Taylor and Hammons were granted 7,554, 12,020, 11,407, and 5,500 shares of restricted stock, respectively. Shares vest over a period of five years beginning on October 22, 1997.

Compensation Committee Interlocks And Insider Participation

     The Compensation Committee ("Committee") of the Board of Directors, which is comprised of Messrs. Chancellor, Taylor, Beall, Tollett and Robert F. Brown reviews compensation and benefits and recommends to the Board of Directors adjustments in such compensation. Neither Mr. Chancellor

                                     12


nor Mr. Taylor participated or voted on his individual compensation. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for 2000 is set forth below.

     The purpose of the Compensation Committee is to assist the Board of Directors in attracting and retaining qualified, competent management, motivating executives to achieve a range of performance goals consistent with a business plan approved by the Board of Directors, and ensuring that proposed compensation and benefit programs are reasonable and consistent with industry standards, management performance and shareholder interests.

Report of The Compensation Committee on Executive Compensation

     The charter of the Committee is to assist the Company in carrying out its responsibility to evaluate, initiate and oversee executive compensation arrangements and shareholder-approved benefit plans. The overall goals of the Committee are to assist the Company in attracting and retaining qualified management and rewarding these individuals for performance goals that are achieved.

     The Compensation Committee annually evaluates the salary and bonuses paid to the three executive officers of Jacksonville. Compensation reports of institutions of comparable size and complexity of operations are reviewed in setting compensation levels. The overall goal of the Committee is to assist the Company in attracting and retaining qualified management. We feel the base compensation paid to the executive officers is commensurate within the financial institution marketplace.

     Incentive bonuses were paid in November of 2000 to all employees of Jacksonville for financial goals achieved in 2000. All three executive officers received bonuses in amounts of $39,896, $32,466, and $28,329 for Messrs. Chancellor, Taylor and Hammons, respectively.

     Following a review and approval by the Committee, all issues pertaining to executive compensation were submitted to the full Board of Directors for their approval. Neither Mr. Chancellor nor Mr. Taylor participated or voted on their individual compensation packages.


                              Jerry M. Chancellor
                              Bill W. Taylor
                              Ray W. Beall
                              Dr. Joe Tollett
                              Robert F. Brown










                                     13



Performance Graph

     The following graph compares the yearly cumulative total return on the Common Stock for the period beginning March 29, 1996, the date the Company converted to a stock company and its stock began trading with (i) the yearly cumulative total return on the stocks included in the Nasdaq Total Return Index and (ii) the yearly cumulative total return on the stocks included in the SNL Securities All Thrifts Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable year.

                         Jacksonville Bancorp, Inc.


           [Total Return Performance Graph for years 1996-2000]**



                                          Period Ending
                  -------------------------------------------------------------
Index             4/2/96    9/30/96    9/30/97    9/30/98    9/30/99    9/30/00
-------------------------------------------------------------------------------

Jacksonville
Bancorp, Inc.     100.00    130.24     182.05     169.36     170.72     167.05

NASDAQ - Total
U.S.*             100.00    110.96     152.32     154.73     252.79     335.61

SNL <$250M
Thrift Index      100.00    104.93     152.88     140.01     132.66     131.74

_______________
* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 1999. Used with permission. All rights reserved.
**   Source:  SNL Securities LC


                                     14



Transactions with Certain Related Persons and Indebtedness of Management

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

             RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Henry & Peters, P.C. as independent auditors for the Company for the year ending September 30, 2001, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Henry & Peters, P.C. that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. Henry & Peters, P.C. will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Henry & Peters, P.C., as independent auditors for the year ending September 30, 2001.

                                OTHER MATTERS

     Management is not aware of any business to come before the Annual
Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition

                                     15




to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                           STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the office of the Company no later than August 25, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals that are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article IX.B of the Company's Articles of Incorporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than October 24, 2001 in connection with the 2002 annual meeting of stockholders of the Company. Such stockholder's notice is required to set forth certain information specified in Article IX.B of the Company's Articles of Incorporation.

     No stockholder proposals were submitted in connection with this Annual Meeting.

                  ANNUAL REPORTS AND FINANCIAL STATEMENTS

     Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended September 30, 2000 ("Annual Report"). Included in the Annual Report are the financial statements of the Company as of September 30, 2000 and 1999 and for each of the years in the three-year period ended September 30, 2000, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission under the Exchange Act for the year ended September 30, 2000. Upon written request, the Company will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Jacksonville Bancorp, Inc., Commerce and Neches Streets, P. O. Box 401, Jacksonville, Texas 75766, attention: Secretary.

     The Annual Report on Form 10-K is not a part of this Proxy Statement.

                                      16



                                                                    Appendix A

                         JACKSONVILLE BANCORP, INC.
                          AUDIT COMMITTEE CHARTER

                          (Adopted June 13, 2000)

     The Board of Directors of Jacksonville Bancorp, Inc. (the "Company") has constituted and established an Audit Committee (the "Audit Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A.  Composition and Meetings

     The Audit Committee shall consist of three or more directors, each of whom is independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Audit Committee members, would interfere with the exercise of independent judgment as a Audit Committee member. Each such director shall be an "independent director" as defined by applicable Rules of the National Association of Securities Dealers, Inc., as such definition may be amended from time to time. Each Audit Committee member must also be able to read and understand fundamental financial statements (including the company's balance sheet, income statement and cash flow statement), or become able to do so within a reasonable time after being appointed to the Audit Committee. Furthermore, at least one Audit Committee member must have past employment experience in finance or accounting, requisite professional certification in finance or accounting, or any other comparable experience or background resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). These requirements are intended to satisfy the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances warrant. The Audit Committee shall meet at least once annually with management and the independent auditors to discuss any matters that the committee or any of these groups believe should be discussed. The Audit Committee, or the Chairman of the Committee, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' review procedures.

B.  Mission Statement and Functions

     The Audit Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose.

     Primary Functions

     The Audit Committee shall:




     * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     * Monitor the independence and performance of the Company's independent auditors.

     * Provide a channel of communication among the independent auditors, management, and the Board of Directors.

To accomplish these objectives, the Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the independent auditors as well as anyone within the Company. The Audit Committee shall have the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     Review Procedures

     The Audit Committee shall:

     * Review and assess the adequacy of the Audit Committee Charter at least annually, submit the Charter to the Board of Directors for approval and have the Charter filed at least once every three years in accordance with SEC regulations.

     * Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     * In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps that management has taken to monitor, control, and report such exposures.

     * Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (Communication with Audit Committees) and SAS 90 (Audit Committee Communications). The Chairman of the Audit Committee may act on behalf of the Audit Committee for purposes of this review.

     Relationship to Independent Auditors

     The independent auditors are ultimately accountable to the Board of Directors and its authorized committee, the Audit Committee. The Audit Committee shall:

     * Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     * Approve the fees and other significant compensation to be paid to the independent auditors.

     * Review and discuss with the independent auditors, on an annual basis, all significant relationships that the independent auditors have with the Company that could impair the auditors' independence. The Audit Committee shall do so in accordance with Independence Standards Board Statement No. 1 and any successor statements or amendments.

     * To assure its sufficiency, review the independent auditors audit plan and discuss its scope, staffing, locations, reliance upon management, and general audit approach.

     * Prior to releasing the year end earnings, discuss the results of the audit with the independent auditors. Discuss matters required to be communicated with audit committees pursuance to SAS 61, including: (a) the auditors' responsibility under generally accepted auditing standards,
               (b) significant accounting policies, (c) management judgements and accounting estimates, (d) significant audit adjustments, (e) other information in documents containing audited financial statements, (f) disagreements with managements over such matters as accounting principles, scope of audit and disclosures, (g) consultation with other accountants by management, (h) major issues discussed with management prior to engagement of the auditor, and (i) any difficulties encountered in performing the audit.

     * Review with the chief financial officer of the Company and the independent auditors the Company's quarterly financial results prior to release of earnings or the Company's quarterly financial statements prior to filing or distribution.

     * Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, including underlying estimates used in the preparation of the Company's financial statements.

     * Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

     * Inquire as to the independent auditors' views about whether management's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common or minority practices.

     Internal Audit and Legal Compliance

     The Audit Committee shall:

     * Review the budget, plan, activities organizational structure and qualifications of the internal audit department, as necessary.

     * At least annually, review with the Company's legal counsel any legal matters that could have a significant impact on the organization's financial statements, such as investment limits, regulatory capital requirements or limits on the distribution of dividends, as well as the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

     * Review reports of the Compliance Officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate.)

     * Receive reports from management on the Bank's compliance with Section 36 of the Federal Deposit Insurance Act and review the basis for the reports issued with management and the Bank's independent public accountant. The obligations under Section 36 relate, among other things, to preparation of an annual report to the appropriate Federal banking agency containing annual financial statements and a report containing a statement of management's responsibilities for preparing financial statements, establishing and maintaining an adequate internal control structure and procedures for financial reporting, and compliance with laws relating to safety and soundness, and an assessment of the effectiveness of these internal controls and of compliance with law.

     Annual Audit Committee Report to Shareholders

     The Audit Committee shall prepare an Annual Audit Committee Report for inclusion in the Company's proxy statement that accompanies the Annual Report to shareholders. The Annual Audit Committee Report shall state:

     * (1) The audit committee has reviewed and discussed the audited financial statements with management;

     * (2) The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section
               380), as may be modified or supplemented;

     * (3) The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

     * (4) Based on the review and discussions of the preceding items, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K.

The name of each member of the Audit Committee shall be set out at the end of the Annual Audit Committee Report.

     Other Responsibilities

     The Audit Committee shall:

     * Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and Bylaws and applicable law and as the Board of Directors deems necessary.

     * Maintain minutes of its meetings and periodically report to the Board of Directors of the Company on significant results of the Audit Committee's activities. All meetings of the Audit Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof.


                                   Adopted by Audit Committee
                                   as of June 13, 2000

                                   Approved by Board of Directors
                                   as of June 13, 2000

                                  EXHIBIT 1


  Definition of "Independent Director" as found in Rule 4200 of the National Association of Securities Dealers, Inc., as approved by the Securities and Exchange Commission, Release No. 34-42231 (December 14, 1999).


     (15) "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

     (a) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

     (b) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     (e) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

                               REVOCABLE PROXY
                         JACKSONVILLE BANCORP, INC.

     This Proxy is Solicited on Behalf of the Board of Directors of Jacksonville Bancorp, Inc. for Use Only at the Annual Meeting of Stockholders to Be Held on January 23, 2001 and at Any Adjournment Thereof.

     The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas, on January 23, 2001, at 10:00 a.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as specified on the reverse side.

     The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed on the reverse side and FOR Proposal 2. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This Proxy May Be Revoked at Any Time Before it is Exercised.

     Shares of common stock of the Company will be voted as specified. If No Specification is Made, Shares Will Be Voted FOR the Election of the Board of Directors' Nominees to the Board of Directors, FOR Proposal 2, and Otherwise at the Discretion of the Proxies.

               (Continued and to be signed on the reverse side)
------------------------------------------------------------------------------
                           ^ FOLD AND DETACH HERE ^









                                          Please mark your
                                          votes as indicated
                                          in this example       [X]

1.  Election of Directors

    ____ FOR all nominees              ____ WITHHOLD AUTHORITY
         (Except as marked to the           to vote for all nominees
         contrary below)                    named below

    Nominees for three-year term: Ray W. Beall and Robert F. Brown

    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



_______________________________________________________________________________


2. Proposal to ratify the appointment of Henry & Peters, P.C. as independent public accountants for the Company for fiscal year 2001.

            ____ FOR            ____ AGAINST        ____ ABSTAIN

     In its discretion the directors are authorized to vote upon such other business as may properly come before the Annual Meeting.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Jacksonville Bancorp, Inc., called for January 23, 2001, a Proxy Statement for the Annual Meeting and the Annual Report to Stockholders.



                                              Dated: _________________________


______________________________



______________________________
Signature(s)

Please Sign Exactly as Your Name(s) Appear(s) on this Proxy. Only One Signature is Required in the Case of Joint Account. When Signing in a Representative Capacity, Please Give Title.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

------------------------------------------------------------------------------
                           ^ FOLD AND DETACH HERE ^